UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MWI Veterinary Supply, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COMPANY #

MWI VETERINARY SUPPLY, INC.

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, February 11, 2009
8:30 MST

The Grove Hotel
245 S. Capital Blvd.
Boise, ID 83702

Directions to the MWI Veterinary Supply, Inc. Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/mwiv.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on February 11, 2009.

Notice is hereby given that the Annual Meeting of Stockholders of MWI Veterinary Supply, Inc. will be held at The Grove Hotel, 245 S. Capital Blvd., Boise, ID on February 11, 2009 at 8:30 MST.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Combined Document, Notice and Proxy Statement are available at www.ematerials.com/mwiv

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 30, 2009 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1.	Election of Directors
	Keith A. Alessi	A. Craig Olson
	Bruce C. Bruckmann	Robert N. Rebholtz, Jr.
	James F. Cleary, Jr.	William J. Robison
John F. McNamara

2.	Ratification of Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm

Note: Such other business as may properly come before the meeting or any adjournment thereof.

You may immediately vote your proxy on the Internet at: www.eproxy.com/mwiv

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on February 10, 2009.

• Please have this Notice and the last four digits of your Social
Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote in Person

Should you choose to vote these shares in person at the meeting you must bring your voting card to the annual meeting.

V032508

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet –Access the Internet and go to www.ematerials.com/mwiv . Follow the instructions to log in, and order copies.

Telephone –Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “mwiv Materials Request” in the subject line. The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

MWI VETERINARY SUPPLY, INC. ** IMPORTANT NOTICE** Regarding the Availability of Proxy Material You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available. This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting. BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Shareholder Meeting to be held on Feb 11, 2009 Proxy Material Available 1. Combined Document 2. Notice & Proxy Statement PROXY MATERIAL - VIEW OR RECEIVE You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before January 29, 2009 HOW TO VIEW MATERIAL VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIAL 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. BARCODE 0000004545_1 R200803.14 See the Reverse Side for Meeting Information and Instructions on How to Vote Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Meeting Information Meeting Type: Annual Meeting Meeting Date: February 11, 2009 Meeting Time: 8:30 AM MST For holders as of: December 15, 2008 Meeting Location: The Grove Hotel 245 S Capitol Blvd Boise, ID 83702 How To Vote Vote In Person Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions. Broadridge Internal Use Only Job  # Envelope # Sequence # # of # Sequence # 0000004545_2  R200803.14

Voting items The Board of Directors recommends that you vote “For” the following. 1. Election of Directors  Nominees 01 Keith E. Alessi 02 Bruce C. Bruckmann 03 James F. Cleary. Jr. 04 John F. McNamara 05 A. Craig Olson 06 Robert N. Rebholtz, Jr. 07 William J. Robison The Board of Directors recommends you vote FOR the following proposal(s). 2 Ratification of Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Barcode CONTROL # 0000 0000 0000 Broadridge Internal Use Only Acct # Shares Cusip Job # Envelope # Sequence # # of # Sequence # 0000004545_3 R200803.14

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE  Broadridge Internal Use Only  Job # Envelope # Sequence # # of # Sequence # 0000004545_4 R200803.14